As filed with the Securities and Exchange Commission on August 31, 1998



                                                    1933 Act Reg. No. 33-88316
                                                    1940 Act File No. 811-8932
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                        --------------------------------
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                          POST-EFFECTIVE AMENDMENT NO. 10                    [X]

                                      and

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                  AMENDMENT NO. 12                           [X]

                        -------------------------------
                              ARTISAN FUNDS, INC.
                                  (Registrant)

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                       Telephone Number:  (414) 390-6100

        Andrew A. Ziegler                    Janet D. Olsen
        Artisan Funds, Inc.                  Bell, Boyd & Lloyd
        1000 North Water Street, #1770       Three First National Plaza, #3300
        Milwaukee, Wisconsin 53202           Chicago, Illinois 60602
                              (Agents for Service)

                          ---------------------------
                Amending Parts A, B, and C and filing Exhibits.

             It is proposed that this filing will become effective:



                      immediately upon filing pursuant to rule 485(b)
               ------
                      on _________________pursuant to rule 485(b)
               ------
                 X    60 days after filing pursuant to rule 485(a)(1)
               ------
                      on _________________ pursuant to rule 485(a)(1)
               ------
                      75 days after filing pursuant to rule 485(a)(2)
               ------
                      on _________________ pursuant to rule 485(a)(2)
               ------

-------------------------------------------------------------------------------

                              ARTISAN FUNDS, INC.

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

                                       PART A

                                     PROSPECTUS

  ARTISAN SMALL CAP FUND, ARTISAN INTERNATIONAL FUND, (including the separate prospectus for Artisan International Fund, Institutional Shares)
               ARTISAN MID CAP FUND, AND ARTISAN SMALL CAP VALUE FUND

Item              Location or Caption
-------           ----------------------

1(a)-(b)          Front and back cover pages


2(a)              Goals, Strategies, Philosophies
 (b)              Goals, Strategies, Philosophies
 (c)              Investment Risks You Should Consider

3 Investment Risks You Should Consider; Artisan Funds' Investment Returns; Artisan Funds' Expenses; Artisan Funds' Financial Highlights

4(a)              Goals, Strategies, Philosophies
 (b)              Goals, Strategies, Philosophies; Investment Risks
                  You Should Consider
 (c)              Goals, Strategies, Philosophies; Investment Risks
                  You Should Consider

5                 Not applicable [included in annual report to shareholders]

6(a)(1)-(2)       Organization, Management and Management Fees
 (a)(3)           Not applicable
 (b)              Not Applicable

7(a)              Shareholder and Account Policies - Share Price
 (b)              How to Buy Shares
 (c)              How to Sell Shares
 (d)              Dividends, Capital Gains, and Taxes
 (e)              Dividends, Capital Gains, and Taxes

8                 Not Applicable

9                 Artisan Funds' Financial Highlights

                                       PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                ARTISAN SMALL CAP FUND, ARTISAN INTERNATIONAL FUND,
               ARTISAN MID CAP FUND, AND ARTISAN SMALL CAP VALUE FUND

Item              Location or Caption
-----             --------------------

10(a)             Front cover
  (b)             Table of contents

11(a)             Organization
  (b)             Not Applicable

12(a)             Organization
  (b)             Investment Objectives and Policies; Investment Techniques and
                  Risks
    (c)           Investment Techniques and Risks; Investment Restrictions
    (d)           Investment Techniques and Risks
    (e)           Investment Techniques and Risks

13(a)-(d)         Directors and Officers
    (e)           Not applicable

14(a)             Not applicable
    (b)           Principal Shareholders
    (c)           Directors and Officers

15(a)             Investment Advisory Services
    (b)           Distributor
    (c)           Investment Advisory Services
    (d)           Not applicable
    (e)-(g)       Not applicable
    (h)           Custodian; Independent Accountants

16(a)             Portfolio Transactions
    (b)           Not applicable
    (c)-(d)       Portfolio Transactions
    (e)           Not applicable

17(a)             Organization
  (b)             Not applicable

18(a)-(c)         Purchasing and Redeeming Shares

19                Additional Tax Information

20                Not applicable

21(a)             Not applicable
  (b)             Performance Information

22                Financial Statements

PROSPECTUS

October xx, 1998


ARTISAN SMALL CAP FUND

ARTISAN INTERNATIONAL FUND

ARTISAN MID CAP FUND

ARTISAN SMALL CAP VALUE FUND



Each Artisan investment is 100% no-load. You pay no sales charge to purchase or redeem your shares, and there is no annual 12b-1 fee.



ARTISAN FUNDS, INC.

c/o Boston Financial
P.O. Box 8412
Boston, MA 02266-8412


---------------------
The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

To help make investing with Artisan Funds a pleasant experience for you, we've designed this document to serve as an easy reference tool. For your convenience, here are the topics you'll find in the following pages:

--------------------------------------------------------
Topic                                              Page
--------------------------------------------------------
Important Legal Information                       cover
--------------------------------------------------------
Goals, Strategies, Philosophies                     1
--------------------------------------------------------
     Artisan Small Cap Fund                         1
--------------------------------------------------------
     Artisan International Fund                     2
--------------------------------------------------------
     Artisan Mid Cap Fund                           3
--------------------------------------------------------
     Artisan Small Cap Value Fund                   4
--------------------------------------------------------
Investment Risks You Should Consider                6
--------------------------------------------------------
Investment Returns                                  7
--------------------------------------------------------
Fees and Expenses                                  12
--------------------------------------------------------
Financial Highlights                               14
--------------------------------------------------------
Organization, Management and Management Fees       17
--------------------------------------------------------
Investing with Artisan Funds                       20
--------------------------------------------------------
How to Buy Shares                                  20
--------------------------------------------------------
Automatic Investing                                21
--------------------------------------------------------
How to Sell Shares                                 22
--------------------------------------------------------
What Type of Account Would You Like                23
--------------------------------------------------------
Systematic Withdrawal                              23
--------------------------------------------------------
Shareholder and Account Policies                   24
--------------------------------------------------------
     - Statements and Reports                      24
--------------------------------------------------------
     - Share Price                                 24
--------------------------------------------------------
     - Purchases                                   25
--------------------------------------------------------
     - Minimum Balances                            26
--------------------------------------------------------
     - Authorized Agents                           26
--------------------------------------------------------
     - Redemptions                                 27
--------------------------------------------------------
     - Signature Guarantees                        27
--------------------------------------------------------
     - Account Registration                        28
--------------------------------------------------------
     - Telephone Transactions                      28
--------------------------------------------------------
     - Telephone Exchange Plan                     28
--------------------------------------------------------
     - Dividends, Capital Gains and Taxes          29
--------------------------------------------------------
     - Distribution Options                        29
--------------------------------------------------------
     - Taxes                                       29
--------------------------------------------------------
For More Information                               31
--------------------------------------------------------

Please Note:

Be sure to read this prospectus before you invest. And please keep it on file for future reference.

It presents essential facts about the Artisan Funds, including investment strategies, management fees, and services available to you as an investor.

If you have a question about any part of the prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                 1-800-344-1770

ARTISAN SMALL CAP FUND<F1>:
     GOAL, STRATEGY, PHILOSOPHY

GOAL. Artisan Small Cap Fund invests for maximum long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY. Under normal circumstances, the Fund invests at least 65% of its assets in the common stocks of small companies. A "small" company is one whose total stock market value is less than $1.5 billion.

The Fund's focus is on well-managed companies with sustainable growth prospects whose stocks appear undervalued, either because they lack investor recognition or are temporarily out of favor.

PHILOSOPHY.  The Fund's investment approach rests on a few basic beliefs.

- Small companies tend to have better growth potential than large companies, and are less likely to be broadly recognized.

- Over time, small-cap stocks have outperformed large-cap stocks.

- Stocks that are underfollowed or under-researched by Wall Street tend to be less efficiently priced because of lack of attention by investors. Investors demand a premium for the risk of incomplete information. By doing its own research, Artisan Partners expects to reduce this risk and realize the premium returns.

  Through its research, the Fund analyzes a company's operating history, financial health, competitive position and prospects for growth. And through face-to-face meetings it assesses the quality of management - a critical factor in small company success.

  Fund management also estimates a company's intrinsic value. It does so to determine if a prospective investment is undervalued, and if so, to what degree. This emphasis on stock valuation relative to growth prospects sets the Fund apart from pure "growth" or "value" funds. Thus, the Fund's style can be characterized as "growth at a reasonable price" or "growth/value blend."

- Because small-caps can be more volatile and less liquid than other stocks, the Fund pays special attention to the management of risk. It seeks to limit risk by choosing companies with positive cash flows and sustainable growth prospects, and by diversifying its holdings. It monitors each holding closely, evaluating new information relative to the original reasons for investing.

- Under ordinary circumstances, the Fund is substantially fully invested in common stocks. At times, however, Artisan Partners, the advisor to the Fund, may determine that market or economic conditions warrant a temporary defensive position. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

  In choosing to take a temporary defensive position, the Fund would be trying to avoid losses. If, however, the choice proved to be wrong, the Fund would have a harder time achieving its goal of long-term capital growth.

- The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses.

<F1> ARTISAN SMALL CAP FUND IS CLOSED TO NEW INVESTORS.  PLEASE REFER TO THE
     SHAREHOLDER AND ACCOUNT POLICIES SECTION OF THE PROSPECTUS TO DETERMINE NEW ACCOUNT ELIGIBILITY CRITERIA.

ARTISAN INTERNATIONAL FUND
     GOAL, STRATEGY, PHILOSOPHY

GOAL. Artisan International Fund seeks maximum long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY. Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

PHILOSOPHY.

- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.

- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing brings you greater diversification and enables you to take advantage of changes in foreign economies and equity markets.

- Through its own research process, the Fund seeks to identify promising investment opportunities.

  The Fund's research method is both "top-down" and "bottom-up." This means that country selection and stock selection are equally important parts of the investment process. The Fund favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, the Fund eliminates those whose stock markets appear to be overvalued.

  In countries where economic and market conditions appear to be attractive, the Fund seeks companies that seem well positioned for strong, sustainable growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, the Fund then limits its purchases to those whose stocks are attractively valued.

- The Fund tries to lower the risks inherent in foreign investing though a highly selective investment strategy and broad diversification by country, industry and company.

- Under ordinary circumstances, the Fund is fully invested fully in common stocks. At times, however, Artisan Partners, the advisor to the Fund, may determine that market or economic conditions warrant a temporary defensive position. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- Changes in security prices, currency exchange rates and other factors can affect the portfolio's value. To increase or decrease its exposure to the effects of possible changes, the Fund may use various techniques, including currency exchange transactions.

ARTISAN MID CAP FUND:
     GOAL, STRATEGY, PHILOSOPHY

GOAL. Artisan Mid Cap Fund seeks maximum long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY. The Fund invests primarily in the common stocks of medium-sized companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 Index. As of August 19, 1998, this index included companies with capitalizations between approximately $356 million and $24.5 billion. Over time, the capitalization range of the companies in the index will change. As it does, the size of the companies in which the Fund invests will change.

PHILOSOPHY.

- Medium-size companies can offer attractive investment characteristics. They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.

- Relative to large companies, medium-size companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

  The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well positioned to leverage opportunities in their markets.

  If the Fund is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and will buy the stock only if it sells well below that estimate.

- The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners, the advisor to the Fund, may determine that market or economic conditions warrant a temporary defensive position. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

ARTISAN SMALL CAP VALUE FUND<F1>:
     GOAL, STRATEGY, PHILOSOPHY

GOAL. Artisan Small Cap Value Fund seeks long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY. The Fund invests primarily in companies with a total stock market value of less than $1.5 billion.

PHILOSOPHY.

- The Fund purchases a stock only at what it considers a bargain price...a price that - because of market forces - is greatly below Artisan Partners' (the advisor to the Fund) assessment of the true value of the business.

- In looking for bargains, the Fund uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets.

- The Fund's research may uncover bargains in one or more of several categories:

       Turnarounds. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to substantially improve.

       Undiscovered or unsponsored stocks. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies typically have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

       Companies with hidden assets. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, thus providing investment opportunity for the Fund.

       Companies in the process of major change. A company's stock may not reflect positive change in the business until it shows up in financial results. The Fund tries to invest ahead of this broad recognition, which, logically, can cause the stock's price to rise.

- For the Fund to purchase a stock, a bargain price alone is not enough. To provide an additional margin of safety, the Fund looks for two other attributes:

       Financial strength. The Fund favors companies with little debt and positive cash flow.

       Favorable economics. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

Under ordinary circumstances, the Fund remains fully invested in equity securities. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

<F1> PLEASE NOTE, THE ARTISAN SMALL CAP VALUE FUND INTENDS TO CLOSE TO NEW
     INVESTORS WHEN IT REACHES ABOUT $400 MILLION IN TOTAL ASSETS. AFTER THE FUND CLOSES, IT WILL APPLY CRITERIA SIMILAR TO THOSE USED BY ARTISAN SMALL CAP FUND TO DETERMINE ELIGIBILITY FOR OPENING A NEW ACCOUNT.

INVESTMENT RISKS YOU SHOULD CONSIDER

All of the Artisan Funds invest primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. The value of a Fund's investments and the returns it generates vary from day to day. Performance depends on Artisan Partners' skills in identifying trends and picking stocks, as well as on general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them.

The Funds do not pursue income, and are not, alone or together, a balanced investment plan. In addition, there can be no assurance that they will achieve their investment goals.

Below are the principal investment risks of each Fund.

ARTISAN SMALL CAP FUND

- During some periods, stocks of small companies as an asset class have under-performed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

ARTISAN INTERNATIONAL FUND

- Foreign stocks as an asset class may under-perform U.S. stocks.
- Foreign stocks tend to be more volatile than U.S. stocks.
- Investments in foreign securities (including American Depository Receipts, or "ADRs") are subject to risks. These risks include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.

ARTISAN MID CAP FUND

- Stocks of medium-sized companies tend to be more volatile than those of large companies.
- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.

ARTISAN SMALL CAP VALUE FUND

- During some periods, small company stocks as an asset class have underperformed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- Value stocks may fall out of favor with investors.

- Value stocks may underperform other asset types during given periods.

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?

Investing with Artisan may be suitable for you if:

- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.

- You understand the specific risks of investing in a particular market segment
  - small-caps, mid-caps, value-based stocks or foreign stocks.


ARTISAN FUNDS' INVESTMENT RETURNS

A Fund's returns vary both day-to-day and over the long term. Each return measure below reflects this variability.

- TOTAL RETURN is the actual change in the value of an investment over a given period. It includes the reinvestment of dividends and capital gains distributions.

- AVERAGE ANNUAL TOTAL RETURN does not represent actual year-by-year results. Instead, it is a hypothetical figure. For periods of more than one year, it indicates what would have been constant annual performance. In other words, average annual total return is a way to "smooth out" variations in performance over time.

- Returns are based on PAST RESULTS; they do not predict future performance. Nor do they include the effect of income taxes paid by investors.

- The Funds may sometimes COMPARE PERFORMANCE with certain rankings, averages or, as shown below, benchmark indexes.

The bar charts and tables below illustrate certain risks of investing in the Funds. As you can see, the returns achieved by each Fund vary from year to year, as does its performance relative to the market in which it invests.

In the bar charts and tables below, the Funds' average annual returns may be compared to the returns of the following market indexes:

-----------------------------------------------------------------------------
ARTISAN FUND                                 INDEX
-----------------------------------------------------------------------------
Artisan Small       - Russell 2000 index is an unweighted index of small
  Cap Fund companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

                    - Lipper Small Cap Fund index reflects the net asset value weighted return of the 30 largest small-cap funds.<F1>
-----------------------------------------------------------------------------
Artisan             - Morgan Stanley's Europe, Australasia and Far East
  International       (EAFE) index is an unmanaged index of companies
  Fund                throughout the world in proportion to world stock
                      market capitalization, excluding the U.S. and Canada.

                    - Lipper International Fund index reflects the net asset
                      value weighted return of the 30 largest international
                      equity funds.<F1>
-----------------------------------------------------------------------------
Artisan Mid Cap     - S&P 400 index is an unmanaged, market-weighted
  Fund                index of 400 mid-cap companies.

                    - Lipper Mid Cap Fund index reflects the net asset value
                      weighted return of the 30 largest mid-cap funds.<F1>
-----------------------------------------------------------------------------
Artisan Small Cap   - Russell 2000 index is an unweighted index of small
   Value Fund         companies, formed by taking the largest 3,000 companies
                      and eliminating the largest 1,000 companies.

                    - Russell 2000 Value index is an unmanaged index of small
                      companies that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.<F1>
-----------------------------------------------------------------------------

<F1> An additional index is included to compare the Fund's performance with funds that have similar investment objectives. All returns reflect reinvested dividends.

              TOTAL RETURN FOR EACH CALENDAR YEAR SINCE INCEPTION
                                    BY FUND

                       Artisan Small          Russell         Lipper Small Cap
                          Cap Fund           2000 Index          Fund Index
                       --------------      --------------      --------------
Commencement of
Operations
(3/28/95) through
12/31/95                   32.8%               23.1%               24.3%

1996                       11.9%               16.5%               14.4%

1997                       22.7%               22.4%               15.0%


                          Artisan                                  Lipper
                     International Fund         EAFE           International
                (International Shares)<F1>     Index             Fund Index
                       --------------      --------------      --------------
1996                       34.4%                6.0%               14.4%

1997                        3.5%                1.8%                7.2%

<F1> For the period from commencement of operations on December 28, 1995 through December 31, 1995, the Fund's total return was 0.00%

                          Artisan               S&P            Lipper Mid Cap
                        Mid Cap Fund         400 Index           Fund Index
                       --------------      --------------      --------------
Commencement of
Operations
(6/27/97) through
12/31/97                   28.1%               15.9%                9.1%


                       Artisan Small          Russell           Russell 2000
                       Cap Value Fund        2000 Index         Value Index
                       --------------      --------------      --------------
Commencement of
Operations
(9/29/97) through
12/31/97                    3.1%               -2.8%                2.2%

                  Average Annual Total Returns

------------------------------------------------------------------
                                 For the 12            From
                                month period         inception
Fund                           ending 12/31/97   through 12/31/97
------------------------------------------------------------------
Artisan Small Cap Fund
(3/28/95 inception)                   22.7%            24.2%
------------------------------------------------------------------
Artisan International Fund<F1>
(12/28/95 inception)                   3.5%            17.8%
------------------------------------------------------------------
Artisan Mid Cap Fund
(6/27/97 inception)                   28.1%<F2>        28.1%<F2>
------------------------------------------------------------------
Artisan Small Cap Value Fund
(9/29/97 inception)                    3.1%<F2>         3.1%<F2>
------------------------------------------------------------------

<F1> Effective July 1, 1997, the Fund began offering an
     institutional class of shares for institutional investors meeting certain minimum investment requirements. That class of shares is offered by a separate prospectus.
<F2> Fund not in existence for 12 month period.


                       ADDITIONAL PERFORMANCE INFORMATION

-----------------------------------------------------------------------------
                                      1998       Best Quarter   Worst Quarter
                                   Performance   Return Since   Return Since
Fund                             through 6/30/98  Inception       Inception
-----------------------------------------------------------------------------
Artisan Small Cap                      3.6%          16.3%         - 4.8%
   Fund                                          2nd Quarter     1st Quarter
(3/28/95 inception)                                  1997           1997
-----------------------------------------------------------------------------
Artisan International                 30.4%          20.2%         - 6.3%
   Fund                                          1st Quarter     4th Quarter
(12/28/95 inception)                                 1998           1997
-----------------------------------------------------------------------------
Artisan Mid Cap                       14.0%          25.5%         - 0.7%
   Fund                                          3rd Quarter     2nd Quarter
(6/27/97 inception)                                  1997           1998
-----------------------------------------------------------------------------
Artisan Small Cap                     10.3%           8.8%           1.3%
   Value Fund                                    1st Quarter     2nd Quarter
(9/29/97 inception)                                  1998           1998
-----------------------------------------------------------------------------

ARTISAN FUNDS' EXPENSES

Below are the fees and expenses that you pay if you buy and hold shares in an Artisan Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT<F1>)

Sales charge (load) on purchases        None

Exchange fee                            None

Redemption fee                          None

<F1> A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $5).

ANNUAL FUND OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING 6/30/98 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AND ARE EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.


-------------------------------------------------------------------------
                                                               SMALL CAP
EXPENSE              SMALL CAP    INTERNATIONAL   MID CAP        VALUE
=======--------------=========----=============---=======------==========
Management Fee          1.00%        1.00%         1.00%         1.00%
-------------------------------------------------------------------------
12(b)-1 Fee             None          None          None          None
-------------------------------------------------------------------------
Other Expenses          0.33%        0.45%         1.00%         0.93%
-------------------------------------------------------------------------
Total Operating
   Expenses             1.33%        1.45%         3.64%<F1>     1.93%
-------------------------------------------------------------------------

<F1> The total operating expense ratio excludes fees paid by the Advisor.
     Including fees paid by the Advisor, the total operating expense ratio for the Artisan Mid Cap Fund would have been 2.00%.

EXAMPLE. This example is intended to help you compare the cost of investing in an Artisan Fund with that of investing other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant.


-------------------------------------------------------------------------
TIME                                                           SMALL CAP
PERIOD               SMALL CAP    INTERNATIONAL   MID CAP        VALUE
======---------------=========----=============---=======------==========
After 1 year            $135          $148          $203          $196
-------------------------------------------------------------------------
After 3 years           $421          $459          $627          $606
-------------------------------------------------------------------------
After 5 years           $729          $792        $1,078        $1,042
-------------------------------------------------------------------------

After 10 years        $1,601        $1,735        $2,327        $2,254
-------------------------------------------------------------------------

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.


ARTISAN FUNDS' FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned [or lost] on an investment, assuming reinvestment of all dividends and distributions. This information was audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report, along with each Fund's financial statement, is included in the annual report, which is available on request. For each year shown, all information is for the fiscal year ended June 30.

                                                                                        Small Cap Fund
                                                                   -------------------------------------------------------
                                                                      Year           Year            Year         Period
                                                                      Ended          Ended           Ended        Ended
For a share outstanding throughout each period                       6/30/98        6/30/97         6/30/96    6/30/95 <F1>
                                                                    ---------      ---------       ---------    ---------
Net asset value, beginning of period                                  $15.11         $14.67         $11.52         $10.00
Income from investment operations:
  Net investment loss                                                 (0.10)         (0.04)         (0.07)         (0.01)
  Net realized and unrealized gains on securities                       2.23           1.55           3.32           1.53
                                                                   ---------      ---------      ---------      ---------
     Total from investment operations                                   2.13           1.51           3.25           1.52
Distributions paid to shareholders:
  Net realized gains on investment transactions                       (2.58)         (1.07)         (0.10)              -
                                                                   ---------      ---------      ---------      ---------
Net asset value, end of period                                        $14.66         $15.11         $14.67         $11.52
                                                                   =========      =========      =========      =========

Total return                                                           14.7%          11.3%          28.3%      15.2%<F2>

Ratios/supplemental data:
  Net assets, end of period (millions)                                $304.1         $267.8         $400.0          $99.3
  Ratio of expenses to average net assets                              1.33%          1.41%          1.52%      2.00%<F3>
  Ratio of net investment income to average                          (0.74%)        (0.73%)        (0.75%)    (0.59%)<F3>
     net assets
  Portfolio turnover rate                                            134.67%         87.18%        105.19%      9.28%<F2>


<F1> For the period from commencement of operations (March 28, 1995) through
     June 30, 1995.
<F2> Not annualized.
<F3> Annualized.

                                                 INTERNATIONAL FUND
                                    --------------------------------------------
                                      Year Ended     Year Ended    Period Ended
                                        6/30/98        6/30/97       6/30/96
For a share outstanding              International  International International
throughout each period                  Shares         Shares       Shares<F1>
                                     -------------  ------------- -------------

Net asset value, beginning
  of period                             $14.48         $12.08          $10.00
Income from investment
  operations:
  Net investment income               0.06<F2>           0.07            0.04
  Net realized and unrealized
     gains on securities and
     foreign currency transactions        3.04           2.44            2.04
                                     ---------      ---------       ---------
TOTAL FROM INVESTMENT OPERATIONS           3.1           2.51            2.08
                                     ---------      ---------       ---------
Distributions paid to shareholders:
  Net investment income                   -0.2          -0.02               0
  Net realized gains on investment
     transactions                        -1.13          -0.09               0
                                     ---------      ---------       ---------
TOTAL DISTRIBUTIONS PAID
  TO SHAREHOLDERS                        -1.33          -0.11               0
                                     ---------      ---------       ---------

NET ASSET VALUE, END OF PERIOD          $16.25         $14.48          $12.08
                                     =========      =========       =========

Total return                             24.1%          20.9%       20.8%<F3>

Ratios/supplemental data:
  Net assets, end of
     period (millions)               414.5<F5>          449.2            71.5
  Ratio of expenses to average
     net assets                          1.45%          1.61%       2.50%<F4>
  Ratio of net investment income
     to average net assets               0.37%          1.07%       1.60%<F4>
  Portfolio turnover rate              109.42%        103.66%      57.00%<F3>


<F1> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> Does not include assets represented by Institutional Shares, which were first offered for sale on July 1, 1997.




                                                          Mid Cap Fund
                                                   --------------------------
For a share outstanding                             Year Ended   Period Ended
throughout each period                                6/30/98    6/30/97<F1>
                                                    -----------  -----------

Net asset value, beginning of period                  $10.00         $10.00
Income from investment operations:
  Net investment loss                                 (0.08)              -
  Net realized and unrealized gains on securities       4.56              -
                                                   ---------      ---------

     Total from investment operations                   4.48              -
                                                   ---------      ---------
Distributions paid to shareholders:
  Net realized gains on investment transactions       (0.79)              -
                                                   ---------      ---------
Net asset value, end of period                        $13.69         $10.00
                                                   =========      =========

Total return                                           46.1%       0.0%<F2>

Ratios/supplemental data:
  Net assets, end of period (millions)                 $12.8           $1.8
  Ratio of expenses to average net assets          2.00%<F4>      0.00%<F3>
  Ratio of net investment loss to
     average net assets                          (0.77)%<F4>      0.00%<F3>
  Portfolio turnover rate                            235.65%      0.00%<F2>


<F1>  For the period from commencement of operations (June 27, 1997) through
      June 30, 1997.
<F2>  Not annualized.
<F3>  Annualized.
<F4>  The ratios of expenses to average net assets and net investment loss to average net assets include fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 3.64% (2.41%), respectively.


                                                                  Small Cap
                                                                 Value Fund
                                                                ------------
                                                                Period Ended
                                                                  June 30,
For a share outstanding throughout each period                    1998<F1>
                                                                ------------

Net asset value, beginning of period                                 $10.00
Income from investment operations:
  Net investment loss                                                (0.03)
  Net realized and unrealized gains on securities                      1.40
                                                                  ---------
     Total from investment operations                                  1.37
                                                                  ---------

Net asset value, end of period                                       $11.37
                                                                  =========

Total return                                                      13.7%<F2>
Ratios/supplemental data:
  Net assets, end of period (millions)                                $47.2
  Ratio of expenses to average net assets                         1.93%<F3>
  Ratio of net investment loss to average net assets            (0.50)%<F3>
  Portfolio turnover rate                                        52.58%<F2>


<F1> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.
<F2> Not annualized.
<F3> Annualized.

ORGANIZATION, MANAGEMENT and MANAGEMENT FEES

ORGANIZATION.  Each Artisan Fund is a series of Artisan Funds, Inc.

MANAGEMENT. Each Artisan Fund is managed by Artisan Partners Limited Partnership, which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and currently manages over $1.3 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

ARTISAN SMALL CAP FUND

CARLENE MURPHY ZIEGLER, portfolio co-manager, is a Managing Director of Artisan Partners and Director and President of Artisan Funds. Prior to founding Artisan Partners in 1994, she was portfolio co-manager of the Strong Common Stock Fund and Strong Opportunity Fund.

Ms. Ziegler holds BA and MA degrees from the University of Illinois and an MBA from the University of Chicago Graduate School of Business. She is a Chartered Financial Analyst and member of the Barron's Roundtable.

MILLIE ADAMS HURWITZ, portfolio co-manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. She joined Artisan Partners in 1995 as senior analyst for small-capitalization growth equity portfolios. From 1992-1995, Ms. Hurwitz served as a portfolio co-manager with Stein Roe & Farnham.

Ms. Hurwitz holds a BA degree from Northwestern University and a Master of Management degree from the Kellogg Graduate School of Management at Northwestern University.

ARTISAN INTERNATIONAL FUND

MARK L. YOCKEY, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990-1995, Mr. Yockey was portfolio manager of United International Growth Fund and a Vice President of Waddell & Reed. Prior to assuming fund management responsibilities, he served as an equity analyst with Waddell & Reed.

Mr. Yockey holds a BA and MBA from Michigan State University and is a Chartered Financial Analyst.

ARTISAN MID CAP FUND

ANDREW C. STEPHENS, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997. From 1993-1997, Mr. Stephens was portfolio co-manager of the Strong Asset Allocation Fund. From 1994-1996, he served as senior research analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

ARTISAN SMALL CAP VALUE FUND

SCOTT C. SATTERWHITE, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and portfolio manager at Wachovia Corporation. From 1993-1997, Mr. Satterwhite was portfolio manager of the Biltmore Special Values Fund in addition to being a personal trust portfolio manager and manager of the Georgia Personal Trust Portfolio Group.

Mr. Satterwhite earned his BA from the University of the South and MBA from Tulane University. He is a Chartered Financial Analyst.


MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended June 30, 1998, the management fees paid by the Funds were:

Artisan Small Cap Fund                  1.00%
Artisan International Fund              1.00%
Artisan Mid Cap Fund                    1.00%

Artisan Small Cap Value Fund was in operation for only part of the year. Like all Artisan Funds, it pays a management fee at the annual rate of 1.00% on the first $500 million of average daily net assets, declining to 0.975% on the next $250 million, 0.950% on the next $250 million, and 0.925% on average daily net assets in excess of $1 billion.

INVESTING WITH ARTISAN FUNDS

Each Artisan Fund is 100% no-load.

This means you pay no sales charges to buy or sell your shares, to reinvest your dividends or to exchange from one Artisan Fund to another. Nor do you pay a 12b-1 fee.

Right from the start, your entire investment goes to work for you.


MINIMUM INVESTMENTS

-----------------------------------
To open an account           $1,000
-----------------------------------
To add to an account            $50
-----------------------------------
Minimum balance required       $500
-----------------------------------

The Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan, explained later.


HOW TO BUY SHARES

MAIL

TO OPEN AN ACCOUNT:

 Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make you check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Third-party checks will not be accepted.

FOR OVERNIGHT DELIVERY:
   Artisan Funds
   c/o Boston Financial
   66 Brooks Drive
   Braintree, MA 02184

TO ADD TO AN ACCOUNT:

 Put your account number on a check or money order for $50 or more. Make you check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Third-party checks will not be accepted.

FOR OVERNIGHT DELIVERY:
   Artisan Funds
   c/o Boston Financial
   66 Brooks Drive
   Braintree, MA 02184

PHONE 1-800-344-1770

TO OPEN AN ACCOUNT:

 You may open a new account by phone

 ONLY by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds.

 You may establish the telephone transaction option by electing it on your new account application. If you did not do so, please request and complete the shareholder options form.

TO ADD TO AN ACCOUNT:

 The telephone transaction option enables you to add from $50 to $25,000 to your account by phone. It also lets you exchange among Artisan Funds by phone.

 You may elect the telephone transaction option on your applications or - at a later date - by completing the shareholder options form.

WIRE

TO OPEN AN ACCOUNT:

Please call 1-800-344-1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:

Please call 1-800-344-1770 for instructions on adding to an account by wire.


AUTOMATIC INVESTMENT PLAN (AIP)

This service is a convenient way to make regular, systematic investments into your Artisan Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund. Simply decide how much you want to invest - the monthly minimum is $50 - and the day - between the 3rd and the 28th - that you want the transfer to take place.

The rest is automatic. There are no phone calls to make, no monthly forms to complete, no trips to the post office. And you're not locked in. If you wish to discontinue the Plan, just notify us in writing.

TO OPEN AN ACCOUNT:
 Complete and sign the Automatic Investment Plan section of the account application.

 If you choose the Plan when you open your account, the minimum initial investment will be waived.

TO ADD TO AN ACCOUNT:

 To add this convenient feature to your Artisan Fund account, please call 1-800-344-1770 for a shareholder options form.

HOW TO SELL SHARES

You may request to take money out of your account at any time by selling some or all of your shares. You will receive the share price calculated after your order is received and accepted by the Fund or its authorized agent.

- Some redemptions require SIGNATURE GUARANTEES. See page 27.

- The following procedures apply ONLY TO NON-IRA ACCOUNTS. To sell shares in an IRA, you must send us both a letter of instruction as described below and an IRA distribution form. You may request the form by calling 1-800-344-1770.

MAIL

INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA, UTMA
Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

TRUST

All Trustees must sign the letter of instruction.

 FOR REGULAR MAIL DELIVERY:
   Artisan Funds
   c/o Boston Financial
   P.O. Box 8412
   Boston, MA 02266-8412

 FOR OVERNIGHT DELIVERY:
   Artisan Funds
   c/o Boston Financial
   66 Brooks Drive
   Braintree, MA 02184

ALL OTHERS

Call 1-800-344-1770 for instructions.

PHONE 1-800-344-1770

Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 1-800-344-1770.

WIRE

Available to all account types except IRAs

We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this featured added to your Artisan Funds account. The fee for this service is currently $5.00.

SYSTEMATIC WITHDRAWALS

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund Account. You must withdraw at least $50 per transaction. If you'd like to add this option, please call us at 1-800-344-1770.


WHAT TYPE OF ACCOUNT WOULD YOU LIKE?

RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION. Please call us at 1-800-344-1770 to request one.
--------------------------------------------------------------------------------
INDIVIDUAL OR JOINT OWNERSHIP. These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.
--------------------------------------------------------------------------------
GIFT OR TRANSFER TO A MINOR (UGMA, UTMA). These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.
--------------------------------------------------------------------------------
TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN. The trust or plan must be established before you can open an account. Please include the date of the trust or plan on the application.
--------------------------------------------------------------------------------
BUSINESS OR ORGANIZATION. This account is for a group such as a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act.
--------------------------------------------------------------------------------
RETIREMENT. A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. CALL US FOR A SPECIAL APPLICATION.

- INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may invest up to $2,000 per tax year in an IRA if you are of legal age, under 70 1/2 and have "earned" (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000.

- ROTH IRA. Compared to the traditional IRA, above, this new version has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 per year - or up to $4,000 per year if you're married with adjusted gross income up to $150,000 per year. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

For more information about the tax advantages and consequences of these various IRAs, please consult your tax adviser.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $160,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. You may also use an Artisan Fund for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee must establish the appropriate account; Artisan Funds does not offer prototype plans.

The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include an IRA DISCLOSURE STATEMENT. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.


SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS

As an Artisan Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

- Quarterly account statements.

- Annual and semi-annual reports with financial statements.

- Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 1-800-344-1770. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

SHARE PRICE

Each Artisan Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Shares will not be priced on days when the NYSE is closed.

Each Artisan Fund buys and sells its shares each day, at the net asset value per share.

A Fund's NET ASSET VALUE PER SHARE is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding.

The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities _ traded primarily on foreign exchanges - a Fund's share price may change on days when the Fund is not open for purchase or sale.

PURCHASES

- Your purchases must be in U.S. dollars, and your checks must be drawn on U.S. banks.

- The Funds do not accept cash, credit cards or third-party checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- The price you pay for shares is the net asset value per share next calculated after your investment is received. An order is considered received when the Fund or its authorized agent receives and accepts an application or appropriate instruction along with the intended investment if applicable.

- A Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

- A holiday, weekend or other interruption, can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

ARTISAN SMALL CAP FUND IS CLOSED TO NEW INVESTORS. YOU MAY, HOWEVER, OPEN AN ACCOUNT IF YOU MEET ONE OF THESE CRITERIA:

- If you are already a shareholder, either in your own name or as beneficial owner of shares held in someone else's name.

- If your business or other organization is already a shareholder and you want to open an account for an employee benefit plan sponsored by that organization or an affiliate.

- If you wish to make a transfer or "rollover" into a Fund IRA from an employee benefit plan through which you hold shares of the Fund. If your plan does not qualify for rollovers, you may still open a Fund account with all or part of the proceeds of a distribution from the plan.

- If your employee benefit plan is sponsored by an institution or affiliate that also sponsors another such plan that held shares in the Fund on or before February 27, 1996;

- If you are a director or officer of Artisan Funds, Inc. a partner or employee of Artisan Partners, or a member of the immediate family of any of those people.

- If you are a client of Artisan Partners or have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively.

- If you are a client of a financial adviser or planner who had at least $1 million of client assets invested with Artisan Funds on or before February 27, 1996, or at the time of your application.

YOU MAY ADD TO AN EXISTING ACCOUNT IN ARTISAN SMALL CAP FUND.

- You may add to your Fund account(s) by purchasing additional shares and by reinvesting distributions from the Fund.

- An employee benefit plan that holds shares in the Fund may purchase additional shares for the plan, even for new participants.

- An eligible financial adviser or planner may purchase shares for any client, existing or new.

The Fund does not intend to re-open to new investors. Call us at 1-800-344-1770 if you are not sure whether you qualify to invest.

ARTISAN SMALL CAP VALUE FUND INTENDS TO CLOSE TO NEW INVESTORS WHEN IT REACHES ABOUT $400 MILLION IN TOTAL ASSETS. AFTER THE FUND CLOSES, IT WILL APPLY CRITERIA SIMILAR TO THOSE USED BY ARTISAN SMALL CAP FUND TO DETERMINE ELIGIBILITY FOR OPENING A NEW ACCOUNT.


MINIMUM BALANCES

It is very expensive for a Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, each Fund reserves the right to close your account if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents to accept share purchase and redemption orders on the Fund's behalf. If you buy shares through an authorized agent, you will pay the Fund's net asset value per share plus any transaction charge imposed by the agent.

It is possible that an authorized agent may not charge you a direct transaction fee. It may, however, charge a fee for accounting and shareholder services that it provides to the Fund on your behalf. This fee may be a percentage - currently up to 0.35% - of the annual average value of your account. The Fund's portion of this fee does not exceed what it would normally pay if your shares were registered directly with its own transfer agent. Artisan Partners pays the balance of the fee.

REDEMPTIONS

- Normally, redemption proceeds will be mailed to you within seven days after receipt of your redemption request.

- If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer, the cost of which (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire or incoming EFT. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the SEC.

- If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If a Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, Artisan Partners will cancel the check and reinvest the proceeds in your Fund at the net asset value per share on the date of cancellation. And, if applicable, Artisan Partners will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and your Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee;

- If you wish to redeem more than $25,000 worth of shares.

- If you add/change your name or add/remove an owner on your account;

- If you add/change the beneficiary on your account.

- If you ask that a check be mailed to an address other than the one on your account.

- If you ask that a check be made payable to someone other than the account owner.

- If you wish to add the telephone redemption option to your existing account;

- If you wish to transfer the ownership of your account.

- If you have changed the address on your account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

ACCOUNT REGISTRATION

If you wish to change the address on your account, call us at 1-800-344-1770. Your Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor a telephone redemption for the following 60 days. During that period, we will require written requests with signature guarantees.

TELEPHONE TRANSACTIONS

You may perform many transactions - including exchanges, purchases and redemptions - by telephone.

You may place telephone trades only between 7:00 a.m. and 3:00 p.m. Central time on days when the NYSE is open for business.

To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. If the Fund fails to follow reasonable precautions, it may be considered responsible for resulting losses.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000. The price of shares exchanged is determined at the end of that day's trading session.

Please note: An exchange is a sale and may have tax consequences for you.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

- You may open a Fund account by telephone exchange from another Artisan Fund account only if you previously chose the telephone transaction option for the Fund from which you want to make the exchange.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds find it necessary to do either, it will try to notify you in advance.

DIVIDENDS, CAPITAL GAINS, AND TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. EACH FUND INTENDS TO DISTRIBUTE SUBSTANTIALLY ALL OF ITS NET INCOME AND NET REALIZED CAPITAL GAINS TO INVESTORS AT LEAST ANNUALLY.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 1-800-344-1770.

Each Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions but send you a check for dividends.

CASH OPTION.  We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The tax rate of a capital gain depends on the length of time that the Fund held the asset it sold.

Given their objectives and strategies, each of the Artisan Funds will chiefly produce capital gains distributions, as opposed to current income. Every January, each of your Funds will send you and the IRS a statement - called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. However, you may be able to claim a foreign tax credit for your share of such taxes only if your fund has more than 50% of its assets in foreign securities. While only Artisan International Fund meets this requirement, the other Artisan Funds expect such taxes to be deductible by them.


PLEASE NOTE

As you may be aware, some of today's computer systems cannot process date-related information, because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K). In addition, effective January 1, 1999, several European countries will convert from their current form of currency to a single, uniform currency known as the "euro." The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations.

Artisan Partners is working closely with its service providers to ensure the proper functioning of the computer systems on which the Funds depend for smooth operation.

Based on review of internal and external systems to date, Artisan Partners does not anticipate any material impact due to the Year 2000 problem or euro conversion on the delivery of services provided. There can be no assurances, however, that the steps taken by Artisan Partners will be sufficient to avoid any adverse impact on the Funds.

TO LEARN MORE...

For more detail on an Artisan Fund, you may request its Statement of Additional Information, which is incorporated herein by reference.

You can find more information about a Fund's investments in its annual and semi-annual reports to shareholders. These documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal year.

For a free copy of any of these documents, call 1-800-344-1770. Also call thus number if you have a question or would like to receive other information about an Artisan Fund.

Information about the Funds, including the Statement of Additional Information, is available to you through the Securities and Exchange Commission. You can review and copy Fund documents at the Commission's Public Reference Room, 450 5th St., N.W., Washington, D.C. The number there is 1-800-SEC-0330.

You may also request Fund documents by E-mail at http://www.sec.gov.

And you may receive copies for a fee by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th St., N.W., Washington, D.C. 20549-6009.

811-8932
[logo]

                                 ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.



PROSPECTUS

October xx, 1998


ARTISAN INTERNATIONAL FUND
International Institutional Shares

Artisan International Fund offers two classes of shares. International Institutional Shares are offered by this prospectus to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund's minimum investment requirement of $2 million.

An investment in the Fund is 100% no-load. You pay no sales charge to purchase or redeem your shares, and there is no annual 12b-1 fee.

ARTISAN FUNDS, INC.

1000 North Water Street
Suite 1770
Milwaukee, WI 53202

c/o Boston Financial Data Services
P.O. Box 8412
Boston, MA 02266-8412


------------------
The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
---------------------------------------------------------
Topic                                              Page
---------------------------------------------------------
Important Legal Information                        cover
---------------------------------------------------------
Goals, Strategies, Philosophies                      1
---------------------------------------------------------
Investment Risks You Should Consider                 2
---------------------------------------------------------
Who is Eligible to Invest                            2
---------------------------------------------------------
Investment Returns                                   3
---------------------------------------------------------
Fees and Expenses                                    5
---------------------------------------------------------
Financial Highlights                                 6
---------------------------------------------------------
Organization, Management and Management Fees         7
---------------------------------------------------------
Investing with the Fund                              7
---------------------------------------------------------
Minimum Investments                                  8
---------------------------------------------------------
How to Buy Shares                                    8
---------------------------------------------------------
How to Sell Shares                                   9
---------------------------------------------------------
Shareholders and Account Policies                   11
---------------------------------------------------------
Statements and Reports                              11
---------------------------------------------------------
Share Price                                         11
---------------------------------------------------------
Dividends, Capital Gains, and Taxes                 12
---------------------------------------------------------
Distribution Options                                12
---------------------------------------------------------
Taxes                                               12
---------------------------------------------------------
For More Information                                14
---------------------------------------------------------

Please Note:

Be sure to read this prospectus before you invest. And please keep it on file for future reference.

It presents essential facts about the Fund, including investment strategies, management fees, and services available to you as an investor.

If you have a question about any part of the prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                 1-800-399-1770

GOAL, STRATEGY, PHILOSOPHY

GOAL. Artisan International Fund seeks maximum long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY. Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

PHILOSOPHY.

- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.

- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing brings you greater diversification and enables you to take advantage of changes in foreign economies and equity markets.

- Through its own research process, the Fund seeks to identify promising investment opportunities.

  The Fund's research method is both "top-down" and "bottom-up." This means that country selection and stock selection are equally important parts of the investment process. The Fund favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, the Fund eliminates those whose stock markets appear to be overvalued.

  In countries where economic and market conditions appear to be attractive, the Fund seeks companies that seem well positioned for strong, sustainable growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, the Fund then limits its purchases to those whose stocks are attractively valued.

- The Fund tries to lower the risks inherent in foreign investing through a highly selective investment strategy and broad diversification by country, industry and company.

- Under ordinary circumstances, the Fund is substantially fully invested fully in common stocks. At times, however, Artisan Partners, the adviser to the Fund, may determine that market or economic conditions warrant a temporary defensive position. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- Changes in security prices, currency exchange rates and other factors can affect the portfolio's value. To increase or decrease its exposure to the effects of possible changes, the Fund may use various techniques, including currency exchange transactions.

INVESTMENT RISKS YOU SHOULD CONSIDER

The Fund invests primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. The value of a Fund's investments and the returns it generates vary from day to day. Performance depends on Artisan Partners' skills in identifying trends and picking stocks, as well as on general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them.

The Fund is not a balanced investment plan, and there can be no assurance that they will achieve their investment goals.

Below are the principal investment risks of the Fund.

- Foreign stocks as an asset class may under-perform U.S. stocks.

- Foreign stocks tend to be more volatile than U.S. stocks.

- Investments in foreign securities (including American Depository Receipts, or "ADRs") are subject to risks. These risks include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.

WHO IS ELIGIBLE TO INVEST

Institutional Shares are designed for institutional investors who are able to meet the high minimum investment requirements, who want maximum long-term capital growth rather than income and who have the long-term investment outlook needed for investing in the stocks of foreign companies. To reduce costs, Institutional Shares are not available for sale in all states. To find out if Institutional Shares are available, or can be made available, in your state, call 1-800-399-1770 before sending an Application to open a new account. See "How to Buy Shares."

INVESTMENT RETURNS

The Fund's returns vary both day-to-day and over the long term. Each return measure below reflects this variability.

- TOTAL RETURN is the actual change in the value of an investment over a given period. It includes the reinvestment of dividends and capital gains distributions.

- AVERAGE ANNUAL TOTAL RETURN does not represent actual year-by-year results. Instead, it is a hypothetical figure. For periods of more than one year, it indicates what would have been constant annual performance. In other words, average annual total return is a way to "smooth out" variations in performance over time.

- Returns are based on PAST RESULTS; they do not predict future performance. Nor do they include the effect of income taxes paid by investors.

- The Fund may sometimes COMPARE PERFORMANCE with certain rankings, averages or, as shown below, benchmark indexes.

The bar chart and tables below illustrate certain risks of investing in the Fund. As you can see, the returns achieved by the Fund vary from year to year, as does its performance relative to the market in which it invests.

In the bar chart and tables below, the Fund's average annual returns are compared to the returns of the following market indexes:

-----------------------------------------------------------------------------
     FUND                                INDEX<F1>
-----------------------------------------------------------------------------
Artisan             - Morgan Stanley's Europe, Australasia and Far East
  International       (EAFE) index is an unmanaged index of companies
  Fund                throughout the world in proportion to world stock
                      market capitalization, excluding the U.S. and Canada.

                    - Lipper International Fund index reflects the net asset
                      value weighted return of the 30 largest international equity funds.
-----------------------------------------------------------------------------

<F1> An additional index is included to compare the Fund's performance with funds that have similar investment objectives. All returns reflect reinvested dividends.


              TOTAL RETURN FOR EACH CALENDAR YEAR SINCE INCEPTION



           ARTISAN                                        LIPPER
       INTERNATIONAL FUND                             INTERNATIONAL
     (INSTITUTIONAL SHARES)        EAFE INDEX           FUND INDEX
     ----------------------        ----------          ------------

             -4.75%                  -8.48%               -5.88%

                          Average Annual Total Returns


-----------------------------------------------------------------------------
                     For the 12 month period     From inception through
                         ending 12/31/97                12/31/97
-------------------------===============----------------========-------------
International
Institutional                -4.8%%                      -4.8%%
Shares
(12/28/95 inception)
-----------------------------------------------------------------------------
EAFE Index
(from 7/1/97)                -8.5%                       -8.5%
-----------------------------------------------------------------------------


                       ADDITIONAL PERFORMANCE INFORMATION

-----------------------------------------------------------------------------
                           1998 Performance   Best Quarter     Worst Quarter
                               through           Return            Return
                               6/30/98            Since            Since
                                                Inception        Inception
-----------------------------------------------------------------------------
International                    30.6%            20.2%             -6.3%
Institutional Shares                           1st Quarter      4th Quarter
(12/28/95 inception)                              1998              1997
-----------------------------------------------------------------------------


FUND EXPENSES

Below are the fees and expenses that you pay if you buy and hold shares in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT<F1>)

Sales charge (load) on purchases        None

Exchange fee                            None

Redemption fee                          None

<F1> A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $5).

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AND ARE EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.

--------------------------------------
                         INTERNATIONAL
EXPENSE                  INSTITUTIONAL
-------                  -------------
--------------------------------------
Management Fee           1.00%
--------------------------------------
12b-1 Fee                None
--------------------------------------

Other Expenses           0.25%
--------------------------------------
Total Operating
Expenses                 1.25%
--------------------------------------


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant.

--------------------------------------
TIME                    INTERNATIONAL
PERIOD                  INSTITUTIONAL
------                  -------------
--------------------------------------
After 1 year             $127
--------------------------------------
After 3 years            $397
--------------------------------------
After 5 years            $686
--------------------------------------
After 10 years           $1,511
--------------------------------------


This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

THE FUND'S FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance since it began operations as it relates to the International Institutional Shares. Certain information reflects financial results for a single Institutional Share. Total returns represent the rate you would have earned [or lost] on an investment, assuming reinvestment of all dividends and distributions. This information was audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report, along with the Fund's financial statements, is included in the annual report, which is available on request. For each year shown, all information is for the fiscal year ended June 30, 1998.
                                                       Year ended
For a share outstanding throughout the period         6/30/98<F1>
                                                       -----------
Net asset value, beginning of period                        $14.48
Income from investment operations:
  Net investment income                                   0.09<F2>
  Net realized and unrealized gains on
    securities and foreign currency transactions              3.04
                                                       -----------
  Total from investment operations                            3.13
                                                       -----------
Distributions paid to shareholders:
  Net investment income                                     (0.22)
  Net realized gains on investment
   transactions                                             (1.13)
                                                       -----------
   Total distributions paid to shareholders                 (1.35)
                                                       -----------
Net asset value, end of period                              $16.26
                                                       ===========

Total return                                                 24.4%
Ratios/supplemental data:
  Net assets, end of period (millions)                       $82.6
  Ratio of expenses to average net assets                    1.25%
  Ratio of net investment income to average net assets       0.68%
  Portfolio turnover rate                                  109.42%

<F1> For the period from commencement of operations (July 1, 1997)
     through June 30, 1998.
<F2> Computed based on average shares outstanding during the period.
<F3> Not annualized.
<F3> Annualized.

ORGANIZATION, MANAGEMENT and MANAGEMENT FEES

ORGANIZATION. The Fund is a series of Artisan Funds, Inc. The Fund offers two classes of shares, Artisan International Shares and Artisan Institutional Shares. International Shares are offered to retail investors through a separate prospectus. This prospectus describes Institutional Shares.

MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership, which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and currently manages over $1.3 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

MARK L. YOCKEY, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990-1995, Mr. Yockey was portfolio manager of United International Growth Fund and a Vice President of Waddell & Reed. Prior to assuming fund management responsibilities, he served as an equity analyst with Waddell & Reed.

Mr. Yockey holds a BA and MBA from Michigan State University and is a Chartered Financial Analyst.

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended June 30, 1998, the management fees paid by the Fund was at the annual rate of 1.00%.

INVESTING WITH THE FUND

The Fund is 100% no-load.

This means you pay no sales charges to buy or sell your shares, to reinvest your dividends or to exchange from one Artisan Fund to another. Nor do you pay a 12b-1 fee.

Right from the start, your entire investment goes to work for you.


MINIMUM INVESTMENTS

----------------------------------------
To open an account            $2,000,000
----------------------------------------
To add to an account            $100,000
----------------------------------------
Minimum balance required      $2,000,000
----------------------------------------


Each account must separately meet the minimum investment requirements applicable to Institutional Shares. The Fund reserves the right to close your account if the value is less than $2 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.

HOW TO BUY SHARES

You may purchase Institutional Shares by check, wire or exchange. There are no sales commissions or underwriting discounts.

BY WIRE. You may pay for shares by instructing your bank to wire money to Artisan Funds' custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE ARTISAN PARTNERS AT 1-800-399-1770 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR TAX IDENTIFICATION NUMBER. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire transfer instructions are:

               State Street Bank and Trust Company
               Attn:  Mutual Funds
               Boston, MA 02110
               Routing #0110-0002-8
               Credit to Artisan International Institutional Fund 662 Deposit DDA 9905-088-2

BY CHECK. To make an initial purchase of shares by check, complete and sign the Share Purchase Application and send it to the following address with a check for the total purchase amount payable to "Artisan Funds":

               REGULAR MAIL OR
               OVERNIGHT DELIVERY

               Artisan Funds
               c/o Boston Financial Data Services
               500 Victory Road
               Marina Bay, 3rd floor
               N. Quincy, Massachusetts 02171

BY EXCHANGE. You may purchase International Shares by exchanging $1,000 or more from your existing account with another of the Artisan Funds.

SUBSEQUENT INVESTMENTS. You may make subsequent investments by wire transfer, using the instructions given above, or by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. ARTISAN FUNDS WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase Institutional Shares is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Institutional Shares is made at the net asset value applicable to Institutional Shares (see "Share Price") next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

PURCHASES THROUGH DEALERS. You may purchase or redeem Institutional Shares through certain investment dealers, banks or other institutions. Any such purchase or redemption generally will not be effective until the order or request is received by Artisan Funds' transfer agent; it is the responsibility of the dealer to transmit your order or request promptly. These institutions may impose charges for their services. You may purchase or redeem Institutional Shares directly from Artisan Funds without imposition of any charges other than those described in this prospectus. ARTISAN FUNDS WILL NOT ACCEPT PURCHASES THROUGH DEALERS MAINTAINING OMNIBUS ACCOUNTS FOR THEIR CLIENTS. EACH INVESTOR MUST MEET THE MINIMUM INVESTMENT REQUIREMENTS APPLICABLE TO INSTITUTIONAL SHARES.

GENERAL. Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or the Fund's shareholders.

HOW TO SELL SHARES

You may redeem all or any part of your Institutional Shares upon your written request delivered to Artisan Funds' transfer agent at one of the following addresses:

                    REGULAR MAIL OR
                    OVERNIGHT DELIVERY

                    Artisan Funds
                    c/o Boston Financial Data Services
                    500 Victory Road
                    Marina Bay, 3rd floor
                    N. Quincy, Massachusetts 02171

Your redemption request must:

-  identify the Fund and give your account number;

-  specify the number of shares or dollar amount to be redeemed;

- be accompanied by a corporate or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and

-  be signed in ink by duly authorized officers of the shareholder.

EVIDENCE OF AUTHORITY. Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of the authority of the person or persons signing the redemption request to so act. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once your instructions have been received and accepted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE CALL 1-800-399-1770 IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Artisan Funds reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Share Price." Because the redemption price you receive depends upon the net asset value per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. If you attempt to redeem shares within 15 days after they have been purchased by check, Artisan Funds may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Artisan Funds recommends that your purchase be made by Federal funds wire through your bank.

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS

As a Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

-  Quarterly account statements.

-  Annual and semi-annual reports with financial statements.

-  Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 1-800-399-1770. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Institutional Shares will not be priced on days when the NYSE is closed.

The Fund buys and sells Institutional Shares each day, at the net asset value per Institutional Share.

The NET ASSET VALUE PER INSTITUTIONAL SHARE is the value of a single Institutional Share. It is computed by totaling the Institutional Shares' pro rata share of the value of the Fund's investments, cash, and other assets, subtracting the Institutional Shares' pro rata share of the value of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares, then dividing the result by the number of Institutional Shares outstanding.


The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities _ traded primarily on foreign exchanges - the price of Institutional Shares may change on days when the Fund is not open for purchase or sale.


DIVIDENDS, CAPITAL GAINS, AND TAXES

As a shareholder in the Fund, you are entitled to your share of its net income and any gains realized on its investments. THE FUND INTENDS TO DISTRIBUTE SUBSTANTIALLY ALL OF ITS NET INCOME AND NET REALIZED CAPITAL GAINS TO INVESTORS AT LEAST ANNUALLY.

DISTRIBUTION OPTIONS

When you open an account, specify on your Application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 1-800-399-1770.

The Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your Application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions but send you a check for dividends.

CASH OPTION.  We will send you a check for all distributions.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your account is tax-deferred _ for example, an employee benefit plan account _ the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The tax rate of a capital gain depends on the length of time that the Fund held the asset it sold.


Given its objective and strategy, the Fund will chiefly produce capital gains distributions, as opposed to current income. Every January, the Fund will send you and the IRS a statement - called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account Application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. However, you may be able to claim a foreign tax credit for your share of such taxes only if your fund has more than 50% of its assets in foreign securities.

PLEASE NOTE

As you may be aware, some of today's computer systems cannot process date-related information, because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K). In addition, effective January 1, 1999, several European countries will convert from their current form of currency to a single, uniform currency known as the "euro." The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations.

Artisan Partners is working closely with its service providers to ensure the proper functioning of the computer systems on which the Fund depends for smooth operation.

Based on review of internal and external systems to date, Artisan Partners does not anticipate any material impact due to the Year 2000 problem or euro conversion on the delivery of services provided. There can be no assurances, however, that the steps taken by Artisan Partners will be sufficient to avoid any adverse impact on the Fund.

                         Questions? Call 1-800-344-1770

TO LEARN MORE-

For more detail on the Fund, you may request its Statement of Additional Information, which is incorporated herein by reference.

You can find more information about the Fund's investments in its annual and semi-annual reports to shareholders. These documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal year.

For a free copy of any of these documents, call 1-800-344-1770. Also call thus number if you have a question or would like to receive other information about an Artisan Fund.

Information about the Funds, including the Statement of Additional Information, is available to you through the Securities and Exchange Commission. You can review and copy Fund documents at the Commission's Public Reference Room, 450 5th St., N.W., Washington, D.C. The number there is 1-800-SEC-0330.

You may also request Fund documents by E-mail at http://www.sec.gov

And you may receive copies for a fee by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th St., N.W., Washington, D.C. 20549-6009. 811-8932


[logo]

                                 ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.







                              ARTISAN FUNDS, INC.

                             ARTISAN SMALL CAP FUND
                           ARTISAN INTERNATIONAL FUND
                              ARTISAN MID CAP FUND
                          ARTISAN SMALL CAP VALUE FUND

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                        (414) 390-6100   (800) 344-1770

                      STATEMENT OF ADDITIONAL INFORMATION
                               October ___, 1998

-------------------------------------------------------------------------------
     Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated October ___, 1998 and any supplement to the prospectus. Copies of the 1998 annual report to shareholders of the Artisan Funds and the separate annual report for Artisan International Fund, Institutional Shares accompany this Statement of Additional Information.
Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference. A copy of the prospectus and additional copies of the annual reports can be obtained without charge by calling or writing to Artisan Funds.

                               TABLE OF CONTENTS
                                                             Page
Information about the Funds and Artisan Partners................2
Investment Objective and Policies...............................2
Investment Techniques and Risks.................................3
Investment Restrictions........................................17
Performance Information........................................20
Organization...................................................25
Directors and Officers.........................................26
Principal Shareholders.........................................29
Investment Advisory Services...................................29
Distributor....................................................30
Portfolio Transactions.........................................31
Purchasing and Redeeming Shares................................32
Additional Tax Information.....................................34
Custodian......................................................35
Independent Accountants........................................35
Financial Statements...........................................35
Appendix - Description of Bond Ratings.........................37

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

     Each Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

     Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. The portfolio manager of each Fund is a specialist in his or her market, with an investment process created and refined through years of experience - an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

     Artisan Partners believes that there are two distinct approaches to investing in stocks: growth and value. Artisan Small Cap Value Fund follows a value approach. Artisan Small Cap Fund, another series of Artisan Funds, follows a growth approach. Each of these two complementary investment approaches has proven its merit over time, and each can play a significant role in a well-crafted equity portfolio. For example, growth investors look for companies with above-average rates of earnings growth, while value investors look for companies whose stocks appear temporarily depressed; many growth investors pay a premium for stocks, while value investors look for bargains; growth stocks tend to be more volatile than value stocks; and growth stocks typically outperform value stocks in strong markets, but underperform them in weak markets.

     The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                       INVESTMENT OBJECTIVE AND POLICIES

     Artisan Small Cap Fund invests for maximum long-term capital growth primarily in the common stocks of small companies whose outstanding shares have an aggregate market value of less than $1 billion.

     Artisan Mid Cap Fund invests primarily in the common stocks of medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of August 19, 1998, the MidCap Index included companies with capitalizations between approximately $356 million and $24.5 billion. The market capitalization range in which Artisan Mid Cap Fund invests will change as the range of the companies included in the MidCap Index changes.

     Artisan International Fund seeks to achieve its objective by investing primarily in the stocks of foreign companies. Artisan International Fund offers two classes of shares: Artisan International Shares ("International Shares") and Artisan International Institutional Shares ("Institutional Shares"). As described more fully in the prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $2 million.

     Artisan Small Cap Value Fund invests primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1 billion. It attempts to manage investment risk in the stocks it purchases by emphasizing investments in businesses that have positive cash flow, strong balance sheets, and business strategies that are economically sound under ordinary circumstances. Stocks are generally sold when they approach the Fund's estimate of their enterprise value.

     Because Artisan Small Cap Value Fund typically invests in companies that are characterized by sparse Wall Street research coverage, it uses its own detailed screening and research process. Companies in which the Fund invests usually appear undervalued because they fall into one of the following general categories:

     - The company operates in an industry category that is cyclical in nature and is presently out of favor.

     - The company has assets which are not adequately reflected in its market value.

     - The company has experienced problems leading to a depressed stock price, but is undergoing or is likely to undergo some change which the Fund believes will improve its operations.

     -    The company is undiscovered or misunderstood by Wall Street analysts.

     In addition to emphasizing investments in companies that are undervalued and represent acceptable investment risks, Artisan Small Cap Value Fund attempts to manage portfolio risk by diversifying its holdings to avoid concentration in any one stock or industry sector.

     The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. While Artisan International Fund invests mostly in the securities of foreign issuers, each other Artisan Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Fund also may invest in any other type of security, including debt securities.

     The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund.

                        INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

     Each Fund may invest in foreign securities (including American Depository Receipts ("ADRs") European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan

International Fund invests at least 65% of its total assets in foreign securities; each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund may invest up to 25% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored depository receipt. In the case of an unsponsored depository receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depository receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depository receipt.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Debt Securities

     In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. However, each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade. No Fund currently intends to invest more than 5% of its net assets in securities rated below investment grade.

     Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

     Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

Convertible Securities

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

     The Funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

     There can be no assurance that a liquid market will exist when Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F1> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies

------------------------------

<F1> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

(discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with that Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F2> would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

------------------------------

<F2> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option<F3> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

------------------------------

<F3> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales, "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, or futures or forward contracts to deliver the same or substantially similar property.

     In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

     The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a

Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

     Subject to restriction (3) under "Investment Restrictions" in this statement of additional information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund currently intends to loan more than 5% of its net assets.

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimum credit risks in accordance with guidelines approved by the board of trustees. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Artisan Funds' fundamental limitation on borrowing.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

     Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

     Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 1998 and 1997, each Fund's portfolio turnover rates were as follows: Artisan Small Cap Fund, 134.67% and 87.18%; Artisan International Fund, 109.42% and 103.66%; and Artisan Mid Cap Fund, 235.65% and 0.00% (for the period from commencement of operations on June 27, 1997 through June 30, 1997). From commencement of operations on September 29, 1997 through June 30, 1998 Artisan Small Cap Value Fund's portfolio turnover rate was 52.58%. Future turnover rates may vary greatly from year to year.
A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)

                           INVESTMENT RESTRICTIONS

Fundamental Restrictions

     Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

     (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     (3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F4>

     (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

     (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities;

     (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

     A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days' prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

     The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors. Many of these restrictions were formerly required by law or regulation of one or more states in which shares of a Fund are offered for sale. It is expected that certain of the following restrictions, with respect to Artisan Small Cap Fund and Artisan International Fund, (including restrictions (a), (d) through (g), and (i) through (k)) will be revised or eliminated, although no change in the Fund's operations is expected to result. A Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof if by reason thereof the value of the Fund's aggregate investment in such securities exceed 5% of its total assets (except that the Fund may enter into transactions in options, futures, and options on futures); and (iii) limited partnerships in real estate unless they are readily marketable [Artisan Small Cap Fund and Artisan International Fund only];

------------------------------

<F4> A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors or partners of the Fund or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer [Artisan Small Cap Fund and Artisan International Fund only];

     (e) purchase securities of issuers (other than issuers of Federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, including their predecessors or unconditional guarantors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's investment in all such securities will exceed 5% of its total assets (valued at time of purchase) [Artisan Small Cap Fund and Artisan International Fund only];

     (f) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures [Artisan Small Cap Fund and Artisan International Fund only];

     (g) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange [Artisan Small Cap Fund and Artisan International Fund only];

     (h) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund only];

     (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity [Artisan Small Cap Fund and Artisan International Fund only];

     (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed (i) 20% of its net assets [for Artisan Small Cap Fund only] or (ii) 5% of its net assets [for Artisan International Fund only] (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (k) invest more than 5% of its net assets in restricted securities, other than securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 [Artisan Small Cap Fund and Artisan International Fund only];

     (l) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

     (m) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

     (n) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment [Artisan Mid Cap Fund only]; or

     (o) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations of less than $1 billion, in each case taken at the time of investment ] approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares [Artisan Small Cap Value Fund only].

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:

                           n
               ERV = P(l+T)

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of a hypothetical $1,000
                     investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Each Fund's Total Return and Average Total Return for various periods ended June 30, 1998 is shown below:

     Artisan Small Cap Fund
     ----------------------

                                                            Average Annual
                                      Total Return           Total Return
                                      ------------           -------------

          1 year                            14.73%              14.73%
          Life of Fund<F1>                  88.83%              21.51%

          -------------------------
          <F1>from March 28, 1995 (commencement of operations)


     Artisan International Fund
     --------------------------

          International Shares
          --------------------

                                                            Average Annual
                                      Total Return           Total Return
                                      ------------          --------------

          1 year                            24.12%              24.12%
          Life of Fund<F1>                  81.31%              26.76%

          -------------------------
          <F1>from December 28, 1995 (commencement of operations)


     Institutional Shares
     --------------------

                                                            Average Annual
                                      Total Return           Total Return
                                      ------------          --------------

          1 year                            24.40%              24.40%
          Life of Fund<F1>                  24.40%              24.40%

          -------------------------
          <F1>from the date first offered for sale [date]


     Total Return and Average Annual Total Return of Institutional Shares will be calculated in the same way as for International Shares. The performance of Institutional Shares will be different from the performance of International Shares because the expenses allocated to the classes will be different and their expense reimbursement or waiver arrangements may be different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be greater than for International Shares. If you were a shareholder of international shares prior to July 1, 1997, and your shares were transferred to Institutional Shares, the total return and average annual total return shown above for 1 year would each have been 24.40%, and the total return and average total return for Life of Fund would have been 81.7& and 26.9%, respectively.

     Artisan Mid Cap Fund
     --------------------

                                                            Average Annual
                                      Total Return           Total Return
                                      ------------          --------------

          1 year                            46.07%              46.07%
          Life of Fund<F1>                  46.07%              45.47%

          -------------------------
          <F1>from June 27, 1997 (commencement of operations)


     Artisan Small Cap Value Fund
     ----------------------------

                                                            Average Annual
                                      Total Return           Total Return
                                      ------------          --------------

          Life of Fund<F1>                  13.70%              <F2>%

          -------------------------
          <F1> from September 29, 1997 (commencement of operations)
          <F2> Not meaningful



     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Funds include, but are not limited to, the following:

     Atlanta Constitution            Mutual Fund Letter
     Barron's                        Mutual Fund News Service
     Boston Herald                   Mutual Fund Values
     Business Week                   Morningstar Publications
     Chicago Tribune                 Newsweek
     Chicago Sun-Times               The New York Times
     Cleveland Plain Dealer          No-Load Fund Investor
     CNBC                            Outstanding Investor Digest
     CNN                             Pension World
     Crain's Chicago                 Pensions and Investments
       Business                      Personal Investor
     Consumer Reports                Jane Bryant Quinn (syndicated column)
     Consumer Digest                 Louis Rukeyser's Mutual Fund
     Financial World                 The San Francisco Chronicle
     Forbes                          Smart Money
     Fortune                         Stranger's Investment Adviser
     Fund Action                     13D Opportunities Report
     Investor's Business Daily       Time
     Kiplinger's Personal            United Mutual Fund Selector
       Finance Magazine              USA Today
     Knight-Ridder                   U.S. News and World Report
     Los Angeles Times               The Wall Street Journal
     Milwaukee Business Journal      Working Woman
     Milwaukee Journal Sentinel      Worth
     Money                           Your Money


     When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to the following indexes or averages:

Dow-Jones Industrial Average
Russell 2000 Small Stock Index            New York Stock Exchange
Russell Mid-Cap Stock Index               Composite Index
Russell Mid-Cap Value Index               American Stock Exchange
Standard & Poor's 500 Stock Index         Composite Index
Standard & Poor's 400 Industrials         NASDAQ Composite
Standard & Poor's Mid-Cap 400 Index       NASDAQ Industrials
Wilshire 5000                             (These indexes generally
Wilshire 4500                             reflect the performance of
Wilshire 4000                             stocks traded in the
Wilshire Small-Cap Index                  indicated markets.)
Wilshire Small-Cap Value Index
(These indexes are widely recognized      ICD International Equity and
indicators of general U.S. stock          Global Equity Funds Average
market results.)                          ICD Foreign Securities Index
                                          Lipper International Index
                                          Lipper International & Global Funds
                                          Average
                                          Morgan Stanley Capital International
                                          Europe, Australasia and Far East
                                          (EAFE) Index
                                          Morningstar International Stock
                                          Average
                                          Financial Times-Actuaries World Index
                                          (Ex-U.S.)
                                          Morgan Stanley Capital International
                                          World Index
                                          (These indexes are widely recognized
                                          indicators of the international
                                          markets)


     The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; ICD Aggressive Growth and Long Term Growth Funds Average; ICD Aggressive Growth Fund Large Index; ICD Aggressive Growth Fund Small Index; ICD Aggressive Growth Funds Average; ICD All Equity Funds Average; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The ICD Indexes reflect the unweighted average total return of the largest twenty four funds within their respective category as calculated and published by ICD.

     The Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical

Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

     The Lipper, ICD and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

     A Fund may cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                 ORGANIZATION

     The Funds are series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

     Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

     Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

     The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

     The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.



     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.

                         POSITIONS HELD           PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH   WITH REGISTRANT          PAST 5 YEARS
----------------------   ---------------          ----------------------------

Andrew A. Ziegler*       Director, Chairman of    Managing Partner of Artisan
10/7/57                  the Board and Chief      Partners; prior to founding
                         Executive Officer        Artisan Partners, president
                                                  and chief operating officer of
                                                  Strong/Corneliuson Capital
                                                  Management ("Strong") and
                                                  president of the Strong Funds
                                                  from 1990 to 1994; prior
                                                  thereto, attorney with the law
                                                  firm of Godfrey & Kahn, S.C.,
                                                  Milwaukee, WI.

Carlene Murphy Ziegler*  Director and             Managing Partner of Artisan
6/20/56                  President                Partners; co-manager of
                                                  Artisan Small Cap Fund;
                                                  prior to founding Artisan
                                                  Partners, a co-portfolio
                                                  manager of the Strong
                                                  Common Stock Fund,
                                                  Strong Opportunity Fund and
                                                  numerous institutional small-
                                                  capitalization equity
                                                  portfolios at Strong since
                                                  March 1991; prior thereto, a
                                                  co-portfolio manager of the
                                                  Stein Roe Special Fund.

David A. Erne            Director                 Partner of the law firm
5/6/43                                            Reinhart, Boerner, Van
                                                  Deuren, Norris & Rieselbach,
                                                  S.C., Milwaukee, WI.

Thomas R. Hefty          Director                 President of United Wisconsin
6/9/47                                            Services, Inc. (a provider of
                                                  managed care and specialty
                                                  business services) since 1986
                                                  and chairman of the board and
                                                  chief executive officer since
                                                  1991; and chairman of the
                                                  board of Blue Cross & Blue
                                                  Shield United of Wisconsin
                                                  (parent company of United
                                                  Wisconsin Services, Inc.)
                                                  since 1988 and president
                                                  since 1982.

Howard B. Witt           Director                 President and chief executive
5/17/40                                           officer of Littelfuse, Inc.
                                                  (a manufacturer of advanced
                                                  circuit protection devices)
                                                  since 1990 and chairman of the
                                                  board of Littelfuse since
                                                  1993; prior thereto executive
                                                  vice president of Littelfuse;
                                                  and director of Franklin
                                                  Electric Co., Inc. (a
                                                  manufacturer of electronic
                                                  motors) since 1994.

Lawrence A. Totsky       Chief Financial          Chief financial officer,
5/6/59                   Officer,Treasurer        Artisan Partners; prior to
                         and Secretary            joining Artisan Partners,
                                                  senior vice president
                                                  (since 1994) and director
                                                  of mutual fund administration,
                                                  Strong Capital Management,
                                                  Inc.

Mark L. Yockey           Vice President           Partner of Artisan Partners;
6/5/56                                            portfolio manager of Artisan
                                                  International Fund; prior
                                                  to joining Artisan Partners,
                                                  portfolio manager of the
                                                  United International
                                                  Growth Fund and vice president
                                                  of Waddell & Reed (investment
                                                  management firm) since January
                                                  1990; prior thereto, equity
                                                  analyst for Waddell & Reed.

Sandra Jean Voss-        Vice President           Equity trader for Artisan
Reinhardt                                         Partners; prior to joining
3/6/64                                            Artisan Partners, equity
                                                  trader with Northwestern
                                                  Mutual since January 1989,
                                                  prior thereto, sales associate
                                                  with Dean Witter Reynolds.

Millie Adams Hurwitz     Vice President           Co-manager of Artisan Small
12/16/62                                          Cap Fund; prior to joining
                                                  Artisan Partners, co-port-
                                                  folio manager at Stein Roe
                                                  & Farnham Incorporated from
                                                  1992 until 1995, and an
                                                  analyst with OLC Corporation
                                                  from 1989 to 1991.

Scott C. Satterwhite     Vice President           Portfolio manager, Artisan
7/15/57                                           Small Cap Value Fund; prior to
                                                  joining Artisan Partners in
                                                  June 1997, portfolio manager
                                                  of the Biltmore Special Values
                                                  Fund from August 1, 1993
                                                  through May 31, 1997 and
                                                  Senior Vice President and
                                                  Manager of Personal Trust
                                                  Portfolio Management for the
                                                  Personal Financial Services
                                                  Group of Wachovia Bank of
                                                  North Carolina, N.A.

Andrew C. Stephens       Vice President           Portfolio manager, Artisan
10/31/63                                          Mid Cap Fund; co-manager of
                                                  Strong Asset Allocation Fund
                                                  at Strong, February 1993
                                                  through March 1997, and senior
                                                  research analyst for Strong
                                                  Common Stock Fund and Strong
                                                  Opportunity Fund, September
                                                  1994 through March 1996; prior
                                                  to February 1933, head trader,
                                                  Strong.

     The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board of Directors.

     The only compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual $5,000 retainer fee (per series of Artisan Funds) paid to directors who are not interested persons of Artisan Funds or Artisan Partners. Artisan Funds has no retirement or pension plans.

     The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 1998 to each of the directors of the Fund.

                                                                   TOTAL
                                             PENSION OR         COMPENSATION
                         AGGREGATE           RETIREMENT      FROM ARTISAN FUND
                        COMPENSATION      BENEFITS ACCRUED        AND FUND
                        FROM ARTISAN      AS PART OF FUND       COMPLEX<F4>
NAME OF DIRECTOR           FUNDS              EXPENSES       PAID TO DIRECTORS
----------------     -----------------   -----------------   -----------------
Andrew A. Ziegler      $          0        $          0        $          0
Carlene Murphy Ziegler            0                   0                   0
David A. Erne               $15,000                   0             $15,000
Thomas R. Hefty             $15,000                   0             $15,000
Howard B. Witt              $15,000                   0             $15,000

     [At September 30, 1998, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of the Fund and less than 1% of the outstanding shares of Artisan Funds.]

                             PRINCIPAL SHAREHOLDERS

     [No person was known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund at September 30, 1998 except for persons acting as nominees for their clients, without the power to vote or dispose of Fund shares.]

                          INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to each Fund's Investment Advisory Agreement dated March 27, 1995 (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan

Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 3250, San Francisco, California, and Five Concourse Parkway, Suite 208, Atlanta, Georgia 30328.

     In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan International Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually, and has undertaken to reimburse each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund for any ordinary operating expenses in excess of 2.0% of average net assets over each fiscal year.

     The advisory fees paid by Artisan Small Cap Fund for the fiscal years ended June 30, 1998, 1997 and 1996 were $2,900,335, $2,906,791 and $2,734,855. The investment advisory fees paid by Artisan International Fund for the fiscal years ended June 30, 1998 and 1997, and for the period from December 28, 1995 through June 30, 1996 were $3,923,189, $2,444,080 and $133,215. For the fiscal year ended June 30, 1998, Artisan Mid Cap Fund would have paid investment advisory fees of $93,853 if not for expense fee waivers; from its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund did not pay any investment advisory fees. From its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid investment advisory fees of $252,397.

     Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

     Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                  DISTRIBUTOR

     Shares of the Funds are offered for sale by Artisan Distributors LLC ("Distributors") without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Funds and Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect through [_________, 2000] and thereafter from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

     Artisan Funds has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTION

     Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including

Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.

     With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer of a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 1998, 1997, and 1996, Artisan Small Cap Fund paid brokerage commissions of $1,866,349, $1,877,158 and $2,220,846, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $762,845,329, $637,608,952 and $775,778,115, respectively. During fiscal years 1998 and 1997, and from the period from December 28, 1995 through June 30, 1996, Artisan International Fund paid brokerage commissions of $2,893,523, $2,960,678 and $425,266 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $885,882,850, $824,170,635 and $97,912,681. For the fiscal year ended June 30, 1998 Artisan Mid Cap Fund paid brokerage commissions of $72,800 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating and $50,307,734 (from its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund had no purchases or sales of its portfolio securities). From its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid brokerage commissions of $184,278 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $70,354,053.

                          PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

     Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

     Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     A Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     Artisan Funds and Artisan Partners each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of Artisan Funds and Artisan Partners.

                           ADDITIONAL TAX INFORMATION

     Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to shareholders of the Funds.

     Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

     The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to sales transactions which occur during taxable years ending after December 31, 1997. Distributions of long-term capital gains declared prior to that date will be taxed at the rate of 28%, which was in effect prior to the enactment of the new legislation. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the fund for more than one year. You are urged to consult your tax advisor to assess the impact of the new legislation on your individual circumstances.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

     - You fail to furnish your properly certified social security or other tax identification number;

     - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

     - The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it is not usually possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

     The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                                   CUSTODIAN

     State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including
(i) audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and (iii) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

     The 1998 annual report to shareholders of Artisan Funds, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference.

     Financial Statements incorporated by reference into this Statement of Additional Information include the following:

     Artisan Small Cap Fund
     ----------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:

          - Schedule of Investments at June 30, 1998
          - Statement of Assets and Liabilities at June 30, 1998
          - Statement of Operations for the Year Ended June 30, 1998
          - Statement of Changes in Net Assets for the Years Ended June 30, 1998 and June 30, 1997
          - Notes to Financial Statements
          - Report of Independent Accountants

     Artisan International Fund - International Shares
     -------------------------------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:

          - Schedule of Investments at June 30, 1998
          - Statement of Assets and Liabilities at June 30, 1998
          - Statement of Operations for the Year ended June 30, 1998
          - Statement of Changes in Net Assets for the Years ended June 30, 1998 and June 30, 1997
          - Notes to Financial Statements
          - Report of Independent Accountants

     Artisan International Fund - Institutional Shares
     -------------------------------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:

          - Schedule of Investments at June 30, 1998
          - Statement of Assets and Liabilities at June 30, 1998
          - Statement of Operations for the Year ended June 30, 1998
          - Statement of Changes in Net Assets for the Years ended June 30, 1998 and June 30, 1997
          - Notes to Financial Statements
          - Report of Independent Accountants

     Artisan Mid Cap Fund
     --------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998,which was filed with the Commission on August 28, 1998:

          -Schedule of Investments at June 30, 1998
          -Statement of Operations for the Year ended June 30, 1998
          -Statement of Assets and Liabilities at June 30, 1998 and the
              Period ended June 30, 1997
          -Statement of Changes in Net Assets for the Years ended June 30, 1998 and June 30, 1997
          -Notes to Financial Statements
          -Report of Independent Accountants

     Artisan Small Cap Value Fund
     ----------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1997 and the Year ended June 30, 1998 which was filed with the Commission on August 28, 1998:

          -Schedule of Investments at June 30, 1998
          -Statement of Assets and Liabilities at June 30, 1998
          -Statement of Operations for the Period Ended June 30, 1998 (from commencement of operations on September 29, 1997)
          -Statement of Changes in Net Assets for the Year ended
               June 30, 1998
          -Notes to Financial Statements
          -Report of Independent Accountants

     The following schedules have been omitted for the following reasons:

          Schedule I - The required information is presented in the Schedules of Investments at June 30, 1998.
          Schedules II, III, IV and V - the required information is not present.

                                    APPENDIX
                                   ---------
                          DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                  S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C

                               OTHER INFORMATION
ITEM 23.  Exhibits

EXHIBIT
NUMBER         DESCRIPTION

23(a)(1)       Amended and Restated Articles of Incorporation of the Registrant.
               <F1>

23(a)(2)       Articles of Amendment dated October 12, 1995. <F1>

23(a)(3)       Articles of Amendment dated January 16, 1997. <F2>

23(a)(4)       Articles of Amendment dated April 10, 1997. <F3>

23(a)(5)       Articles of Amendment dated June 5, 1997. <F4>


23(b)          Bylaws, as amended. <F1>

23(c)          None (Registrant does not issue share certificates.)

23(d)(1) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund.
               <F1>

23(d)(2) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. <F1>

23(d)(3) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund.
               <F3>

23(d)(4) Form of Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. <F4>

23(e) Form of Distribution Agreement between the Registrant and Artisan Distributors LLC.

23(f)          None.

23(g)(1) Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. <F1>

23(g)(2) Notification to custodian regarding addition of Artisan Mid Cap Fund <F3>.

23(g)(3) Notification to custodian regarding addition of Artisan Small Cap Value Fund. <F4>

23(h)(1)       Transfer Agency Agreement between the Registrant and State Street

               Bank and Trust Company. <F1>

23(h)(2)       Amendment No. 1 to Transfer Agency Agreement. <F2>

EXHIBIT
NUMBER         DESCRIPTION

23(h)(3) Notification to transfer agent regarding addition of Artisan Mid Cap Fund. <F3>.

23(h)(4) Notification to transfer agent regarding addition of Artisan Small Cap Value Fund. <F4>

23(i)          Consent of Bell, Boyd & Lloyd.

23(j)          Consent of Independent Accountants.

23(k)          None.

23(l)          Subscription Agreement between the Registrant and Andrew A.
               Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. <F1>

23(m)          None.

23(n)(1)       Financial Data Schedule of Artisan Small Cap Fund.

23(n)(2)       Financial Data Schedule of Artisan International Fund.

23(n)(3)       Financial Data Schedule of Artisan Mid Cap Fund.

23(n)(4)       Financial Data Schedule of Artisan Small Cap Value Fund

23(o) Multiple Class Plan pursuant to Rule 18f-3 for Artisan International Fund.<F2>
-------------------------
<F1> Previously filed.  Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to Registrant's registration statement, Securities Act file number 33-88316 (the "Registration Statement"), filed on November 27, 1995.
<F2> Previously filed.  Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.
<F3> Previously filed.  Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.
<F4> Previously filed.  Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.

ITEM 24.  Persons Controlled by or Under Common Control With Registrant.

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the statement of additional information under the caption "Principal Shareholders" is incorporated herein by reference.

ITEM 25.  Indemnification.

     Article VIII of Registrant's Amended Articles of Incorporation (Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5, which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

     Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  Business and Other Connections of Investment Adviser.

     The information in each prospectus under the caption "The Fund in Detail - Organization - Management" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 27.  Principal Underwriters.

     Artisan Distributors LLC acts as principal underwriter for Artisan Funds.

      NAME                 POSITIONS AND OFFICES      POSITIONS AND OFFICES WITH
                             WITH UNDERWRITER                 REGISTRANT

Andrew A. Ziegler          Chairman and Principal     Chairman, Director and
                                                      Chief Executive Officer

Michael C. Roos            President and Principal    None

Lawrence A. Totsky         Chief Financial Officer,   Chief Financial Officer,
                           Treasurer and Secretary    Treasurer and Secretary

Carlene Murphy Ziegler     Managing Director          Director and President

Robert M. Clark            Managing Director          None

Millie Adams Hurwitz       Managing Director          Vice President

Scott C. Satterwhite       Managing Director          Vice President

Andrew C. Stephens         Managing Director          Vice President

Mark L. Yockey             Managing Director          Vice President

     The principal business address of each officer of Artisan Distributors LLC is 1000 North Market Street, Suite 1770, Milwaukee, Wisconsin 53202.

ITEM 28.  Location of Accounts and Records.

          Lawrence A. Totsky
          Artisan Partners Limited Partnership
          1000 North Water Street, Suite 1770
          Milwaukee, Wisconsin 53202

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.
          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee and state of Wisconsin on August 31, 1998.

                                    ARTISAN FUNDS, INC.



                                    By  /s/ Andrew A. Ziegler
                                            Andrew A. Ziegler
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following person in the capacities and on the date indicated.

        Name                 Title                                      Date

/s/ Andrew A. Ziegler        Director, Chief Executive      )
Andrew A. Ziegler            Officer (principal executive   )
                             officer)                       )
                                                            )
                                                            )
/s/ Carlene Murphy Ziegler   Director and President         )
Carlene Murphy Ziegler                                      )
                                                            )
                                                            )
/s/ David A. Erne            Director                       )
David A. Erne                                               ) August 31, 1998
                                                            )
                                                            )
/s/ Thomas R. Hefty          Director                       )
Thomas R. Hefty                                             )
                                                            )
                                                            )
/s/ Howard B. Witt           Director                       )
Howard B. Witt                                              )
                                                            )
                                                            )
/s/ Lawrence A. Totsky       Chief Financial Officer,       )
Lawrence A. Totsky           Treasurer and Secretary        )
                             (principal financial and       )
                             accounting officer)            )


            Index of Exhibits Filed with this Registration Statement
            -------------------------------------------------------


 Exhibit Number  EDGAR Exhibit Number                      Exhibit
 --------------  --------------------        ---------------------------------

23(e)                 EX-99.23E              Form of Distribution Agreement
                                             between the Registrant and Artisan
                                             Distributors LLC

23(i)                 EX-99.23I              Consent of Bell, Boyd & Lloyd

23(j)                 EX-99.23J              Consent of Independent Accountants.

23(n)(1)              EX-23N-1               Financial Data Schedule of Artisan
                                             Small Cap Fund.

23(n)(2)              EX-23N-2               Financial Data Schedule of Artisan
                                             International Fund, International
                                             Shares

23(n)(3)              EX-23N-3               Financial Data Schedule of Artisan
                                             International Fund, Institutional
                                             Shares

23(n)(4)              EX-23N-4               Financial Data Schedule of Artisan
                                             Mid Cap Fund.

23(n)(5)              EX-23N-5               Financial Data Schedule of Artisan
                                             Small Cap Value Fund